THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE
SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD BY THE COMPANY IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH THE PROVISIONS OF
SECTION 4(2) AND/OR REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement ("Agreement") is made and entered into as of the 5th day of December, 2000 by and between BriteSmile, Inc., a Utah corporation ("BriteSmile" or the "Company") and LCO Investments Limited ("Purchaser").

         A. The Company desires to borrow Five Million Dollars($5,000,000) from Purchaser and Purchaser desires to lend $5,000,000 to the Company; and

        B.       In consideration of the loan amount, the Company has authorized
                 the issuance to Purchaser of a Convertible   Promissory Note in
                 the original principal amount of $5,000,000 (the "Note").

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other valuable consideration, the receipt of which is hereby acknowledged, the parties covenant and agree as follows:


        1. Loan and Note Purchase. The Company agrees to borrow Five Million Dollars ($5,000,000) from Purchaser and Purchaser agrees to lend to the Company $5,000,000 (the "Loan") pursuant to the terms and conditions of this Agreement and the Note, a copy of which is attached to this Agreement as Exhibit "A" and by this reference incorporated herein. Purchaser agrees to purchase the Note and tenders herewith the principal amount of the Loan, receipt of which by the Company is hereby acknowledged. Principal and interest owing under the Note is convertible into shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") under certain conditions as set forth in the Note. The total purchase price (the "Purchase Price") of the Note shall be Five Million Dollars ($5,000,000). The Purchaser shall pay the Purchase Price in full at Closing, as hereinafter defined, via wire transfer to an account of the Company identified by the Purchaser and under the control of persons designated by or acceptable to the Purchaser on or before the Closing Date. Wire instructions shall be provided prior to the Closing.

         2. Warrants to Purchase Common Stock. At Closing the Company shall grant to Purchaser three-year warrants to purchase up to Two Hundred Fifty

Thousand (250,000) shares of Common Stock of the Company at an exercise price of Five Dollars ($5.00) per share (the "Warrants"). Purchaser's rights to acquire the shares of Common Stock underlying the Warrants shall be as set forth in the form of Warrant Agreement attached to this Agreement as Exhibit "B" (the "Warrant Agreement") and by this reference made a part hereof. The shares of Common Stock into which the Note may be converted, together with the shares of Common Stock underlying the Warrants, shall be referred to collectively in this Agreement as the "Shares." The Note and the Shares are referred to collectively in this Agreement as the "Securities."

         3. Registration Rights. The Shares shall be subject to certain registration rights, as provided in that certain Registration Rights Agreement dated as of May 5, 1998 (the "Registration Rights Agreement"), between Purchaser and the Company and by this reference made a part hereof. The Registration Rights Agreement shall be amended prior to the Closing, pursuant to the form of Amendment attached to this Agreement as Exhibit "C", to include the Shares as registrable securities under Sections 1 and 2 thereof. (Such Registration Rights Agreement, as amended, together with this Agreement, the Note, and the Warrants, constitute the "Transaction Documents"). In addition, BriteSmile shall make appropriate filings under the rules of Nasdaq in order that the Shares will be authorized for listing on Nasdaq, subject to notice of issuance.

         4. Closing. Payment of the Purchase Price by the Purchaser and delivery of the Note, Warrant Agreement and Registration Rights Agreement by BriteSmile shall be deemed to be the completion of the transactions contemplated by this Agreement ("Closing"). Closing shall occur concurrently with the execution of this Agreement, or on such later date as the parties may hereafter agree (the "Closing Date").

         5. Use and Disposition of Proceeds. The Loan proceeds will be used in the manner directed by the Company's Board of Directors, or as shall be determined or directed pursuant to authority delegated by the Board.

         6. Representations and Warranties of Purchaser. To induce the Company's acceptance of this Agreement, Purchaser hereby represents and warrants to the Company and its agents and attorneys as follows:

                  6.1 Investor Status. Purchaser is an "accredited investor" within the meaning of Section 501(a)of Regulation D under the Act, or is not a "U.S. Person" as that term is defined under Rule 902(o)(1) of Regulation S under the Act.

                  6.2 Liquidity. Purchaser presently has sufficient liquid assets to pay the Purchase Price. Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. Purchaser is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Securities, and the limited transferability of the Securities, which may make the liquidation of the Securities impossible in the near future.

                  6.3. Organization, Standing, Authorization. Purchaser is duly organized, validly existing, and in good standing under the laws of Guernsey, Channel Islands, and has the requisite power and authority to enter into this Agreement, acquire the Note, and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by Purchaser in connection with any of the transactions contemplated by this Agreement, have been duly authorized by all required action of Purchaser's members or managers. The person executing, on Purchaser's behalf, this Agreement and any other documents or instruments executed by Purchaser in connection with this Agreement is duly authorized to do so.

                  6.4. Absence of Conflicts. Purchaser represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which
         Purchaser or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by such Purchaser to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its properties, operations or management may be subject.


         7. Sole Party in Interest. Purchaser represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Securities beneficial ownership interest in the Securities or any portion thereof, whether direct or indirect (excluding any contractual right to payments based on the value of such Securities), other than the equity holders or beneficiaries of Purchaser or as set forth on Purchaser's Report on
Schedule 13D with respect to the Securities.

                  7.1. Investment Purpose. Purchaser represents that it is acquiring the Securities for its own account and for investment purposes and not for the account or benefit of any U.S. person or other person or entity or for or with a view to resale or distribution.

                  7.2 Knowledge and Experience. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect Purchaser's interests in connection with the acquisition of the

         Securities. Purchaser has such knowledge and experience in financial and business matters in general, and investments in the Company in particular, that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company.

                  7.3 Disclosure, Access to Information. Purchaser confirms that it has received, read, and understands this Agreement, and that all documents, records, books and other information pertaining to Purchaser's investment in the Company requested by Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Purchaser that have not been made available by the Company. Purchaser further acknowledges that since August 1997, Mr. Anthony Pilaro, a director of the Purchaser, has served as a member of the Board of Directors of the Company and that he currently serves as Chairman of the Board of Directors. Purchaser acknowledges that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Purchaser has reviewed or received copies of any such reports that have been requested by it. Without limiting the generality of the foregoing, Purchaser acknowledges that it has received and has reviewed copies of the following documents and materials, all of which are incorporated herein by reference:

                  (1) Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999 and 2000;

                  (2) Quarterly Reports on Form 10-Q for the quarters ended June 30 and September 30, 2000;

                  (3) Current Reports on Form 8-K of the Company filed since March 31,2000, if any; and

                  (4) The Private Offering Memorandum dated as of November 3, 2000 in connection with the Company's pending offer to sell up to $50,000,000 in shares of Common Stock.

                  7.4 Exclusive Reliance on this Agreement. In making the decision to purchase the Note, Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference, and not on any other representations, promises or information, whether written or verbal, by any person.

                  7.5 Advice of Counsel. Purchaser understands the terms and conditions of this Agreement, has investigated all issues to Purchaser's satisfaction, has consulted with such of Purchaser's own legal counsel or other advisors as Purchaser deems necessary, and is not relying, and has not relied on the Company, for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. Purchaser further acknowledges, understands and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for Purchaser.

                  7.6 Accuracy of Representations and Information. All representations made by Purchaser in this Agreement, all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser and its financial position is correct and complete in all material respects as of the date hereof. If there is any material change in such information before the actual issuance of the Securities, Purchaser immediately will provide such information to the Company.

                  7.7 No Representations. None of the following have ever been represented, guaranteed, or warranted to Purchaser by the Company or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

                  (1) The approximate or exact length of time that Purchaser will be required to remain as owner of the Securities; or

                  (2) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Securities.

                  7.8 Federal Tax Matters. Purchaser has reviewed and understands the federal income tax aspects of its purchase of the Securities, and has received such advice in this regard as Purchaser deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

                  7.9 No Brokers or Finders. Purchaser represents that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement or any instrument, document or agreement related to this Agreement, other than any financial advisor to the Purchaser whose fee or compensation in connection with the matters covered by this Agreement is solely the obligation of the Purchaser. Purchaser agrees to indemnify the Company against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement.

         8. Certain Risk Factors. Purchaser has been informed about and fully understands that there are risks associated with an investment in the
Company,   including  those  disclosed  in  documents   incorporated  herein  by
reference.

         9. Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         10. Restricted Securities. Purchaser understands and acknowledges that the Securities have not been registered under the Act, or any state securities laws, and that they will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that registration is not required for such resale. Purchaser agrees that it will not resell any Securities unless such resale transaction is in accordance with Regulation S and/or Rule 144 under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration. With regard to the restrictions on resales of the Securities or any security underlying or into which the Securities are or may be convertible, Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144, (ii) that the Company will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer any such securities; and (iii) that a restrictive legend will be placed on certificates representing the Securities and any security underlying or into which any of the Securities are or will be convertible, which legend will read substantially as follows:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE PROVISIONS OF REGULATION S OR, IF APPLICABLE, RULE 144 UNDER THE ACT, COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS SUCH SALE IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         11. Indemnification. The Company agrees to indemnify the Purchaser, its officers, employees and agents, and any persons controlling the Purchaser and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees, incurred on account or arising out of any inaccuracy or omission in or breach of the declarations, covenants, agreements, representations, and warranties by the Company set forth or incorporated by reference herein.

         12. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

                  12.1 Organization, Standing, Etc. The Company is duly organized, validly existing, and in good standing under the laws of the State of Utah, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

                  12.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company, and each of the Transaction Documents and all instruments and agreements to be delivered in connection therewith constitute its legal, valid and binding obligation, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally. The qualified directors of the Company have authorized this Agreement and the consummation of the transactions contemplated hereby in accordance with the provisions of Section 16-10a-852 of the Utah Business Corporation Act. Subsequent to the Closing, the Company shall secure approval or ratification by the shareholders of the Company of the issuance of the Securities pursuant to any applicable requirements of Nasdaq, or the Company shall secure a waiver from Nasdaq of any applicable Nasdaq shareholder approval requirements.

                  12.3 Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, shall (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of the Company, or
         (B) the provision of any indenture, instrument or agreement to which the Company is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company; (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owned by the Company to any third party, or (iii) except as may be required pursuant to the January 2000 Stock Purchase Agreement between the Company and the Pequot entities, or pursuant to the Securities Purchase Agreement, as amended August 3, 2000, between the Company the Note purchasers identified therein, require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which it or any of its properties, operations or management may be subject.

                  12.4. Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock par value $.001 per share. As of October 24, 2000, 24,054,276 shares of Common Stock were issued and outstanding, and no shares were held in the Company's treasury. All of the outstanding shares of Common Stock are, and the Shares will be, when paid for and issued, duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights.

                  12.5 Financial Statements. The Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2000 (the "10-K"), and its quarterly reports on Form 10-Q for the periods ended June 30 and September 30, 2000 (the "10-Qs"), all 8-K's filed by the Company since March 31, 2000 (the "8-K's), and the Company's 2000 Annual Proxy Statement, copies of which have been filed with or furnished to the Securities and Exchange Commission, were when filed or furnished, accurate in all material respects and did not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading. The financial statements included in the 10-K's and the 10-Q's (the "Financial Statements") present fairly the financial position of the Company at such dates and the results of its operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements.

                  12.6 Litigation, Etc. Except as disclosed in the 10-K's, the 10-Q's, and the 8-K's, there are no (a) suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations or other controversies pending, or to the knowledge of the Company threatened, or as to which the Company has received any notice, claim or assertion, or (b) obligations or liabilities (other than obligations and liabilities arising in the ordinary course of business subsequent to September 30, 2000), whether accrued, contingent or otherwise, which, in either case (a) or (b) involve a potential cost or liability to the Company which would singly or in the aggregate, materially or adversely affect the financial condition, results of operations, business or prospects of the Company. The Company is not in default with respect to any order, writ, injunction or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign affecting or relating to it which is material to the financial condition, results of operations or business of the Company.

                  12.7 Brokers and Finders. Neither the Company nor any person acting on behalf of the Company has employed any broker, agent or finder, or incurred any liability for any brokerage fees, agents' commissions or finders' fees, in connection with the transactions contemplated herein. The Company agrees to indemnify Purchaser, its directors, officers and controlling persons, against any claim by any third person for any commission, brokerage fee, finders fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this Section shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement.

                  12.8 Regulatory Compliance. To the best knowledge of the Company, it has operated and is currently operating in compliance in all material respects with all laws, rules, regulations, orders, decrees, licenses or permits applicable to it or to its business. The Company has not received any notice from the FDA or any other governmental agency or authority of any noncompliance by the Company with any law, rule, regulation, order, decree, license or permit applicable to it or its business or properties.

                  12.9 Articles of Incorporation and By-laws. The Company has delivered to the Purchaser copies of its Articles of Incorporation and all amendments thereto, which copies are complete and correct. The Company is not in default under or in violation of any provisions of its Articles of Incorporation. The Company's Articles of Incorporation have not been amended since the date of certification thereof and no action has been taken for the purpose of effecting any amendment thereto. The Company has delivered to the Purchaser copies of its By-laws and all amendments thereto, which copies are complete and correct. The Company is not in default under or in violation of any provision of its By-laws.

                  12.10 Product Liability. Except as disclosed to Purchaser prior to Closing, the Company has not received any notice, claim or assertion regarding an actual or alleged liability of the Company with respect to any of its products.

                  12.11 OEM Relationships. Except as disclosed to Purchaser prior to Closing, the Company has not received any notice, claim or assertion from or with respect to any OEM counterparty of the Company regarding intention of such OEM party to either discontinue its relationship with the Company or develop or market products in competition with the Company.

                  12.12 Patents and Proprietary Rights. Except as disclosed to Purchaser prior to Closing, the Company has no reason to believe that any of its patents or proprietary rights infringes upon or otherwise violates the patents or proprietary rights of any other party. Except as disclosed to Purchaser prior to Closing, the Company has not received any notice, claim or assertion that its patents or proprietary rights or products or proposed products infringe upon or otherwise violate the patents or proprietary rights of any other party.

                  12.13 Unincorporated Documents or Materials. With respect to any document or other materials received by the Purchaser from the Company or its representatives which are incorporated herein by reference, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein contain errors or misstatements or do not adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's technology and products, and (ii) such documents, materials and projections were prepared by the Company and its management in good faith.

                  12.14 Information. To the best knowledge of the Company, the information concerning the Company set forth in or incorporated by reference in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                  12.15 Board Determination. The Board of Directors of the Company has made its own determination of the advisability of the Company's entering into this Agreement and has considered all financial and regulatory effects on the Company of the consummation of the transactions contemplated hereby as they deemed necessary or advisable. The Company has not relied on any representations or warranties of Purchaser in connection with such determination other than the representations and warranties of Purchaser contained herein.

         13. Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the transactions contemplated by this Agreement will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After Closing, disclosure shall be at the sole discretion of the Company, provided that Purchaser shall have the opportunity to review such disclosure prior to publication.

         14. Conditions to Closing. Closing of the transactions contemplated by this Agreement shall be contingent upon the satisfaction of the following conditions precedent:

                  14.1 Approvals, Waivers, Etc. BriteSmile shall have delivered to Purchaser evidence of all approvals, including waivers and consents, of its board of directors, government or third-parties which may be required for the sale of the Note, in full force and effect as of the Closing Date.

                  14.2 Absence of Litigation. No litigation shall have been threatened or shall be pending challenging the purchase of the Shares contemplated by this Agreement or which could have a material adverse effect on BriteSmile.

                  14.3 No Bankruptcy. BriteSmile shall not have filed for bankruptcy protection, the appointment of a trustee or receiver, assignment for the benefit of creditors, nor have taken any other action designed to protect the Company, its property or assets from the rights of creditors; and no other person shall have made any such filing or taken any such action in respect of BriteSmile.

                  14.4 No Breach of Agreements. Neither the execution and delivery of the Transactions Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, shall have conflicted with or resulted in a breach of or constituted a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of the Company, or (B) the provision of any indenture, instrument or agreement to which the Company is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company.

                  14.5 Representations and Warranties. The representations and warranties of the Company and Purchaser set forth in this Agreement shall be true and correct in all material respects (disregarding, for purposes of such determination of materiality, all qualifications in such representations and warranties regarding "material") as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct only as of such date).

                  14.6 BriteSmile Board Approval. The "qualified directors" of BriteSmile (within the meaning of Section 16-10a-850 of the Utah Business Corporation Act) shall have authorized and approved the transactions contemplated by this Agreement pursuant to the laws of the state of Utah.

                  14.7  No  Shareholder  Approval  Required  Prior  to  Closing.
         Counsel to BriteSmile shall be satisfied that no approval or authorization of the transactions contemplated by this Agreement by the shareholders of BriteSmile prior to Closing shall be required under or pursuant to the rules and regulations promulgated by Nasdaq.

         15.      General Provisions.
                  ------------------

                  15.1 Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party to enforce performance of this Agreement.

                  15.2 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, including choice of law rules.

                  15.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

                  15.4 Entire Agreement. The Transaction Documents collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

                  15.5 Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement. The Company shall bear all expenses in connection with the listing of the Shares on Nasdaq. Notwithstanding the foregoing, the Company shall pay any stock transfer taxes payable in connection with the issue and sale of the Shares to the Purchaser, and expenses which the Company is obligated to pay under the Registration Rights Agreement with respect to the Shares.

                  15.6 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  15.7 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                  (1)      If to Purchaser:

                           LCO Investments Limited
                           Canada Court
                           Upland Road, St. Peter Port
                           Guernsey, Channel Islands

                           With copies to:

                           Michael Yong
                           Cap Advisers Limited
                           36 Fitzwilliam Place
                           Dublin 2, Ireland
                           (Tel. 011-353-1-661-4433)
                           (Fax 011-353-1-661-2456)

                           Craigh Leonard
                           Richards & O'Neil, LLP
                           885 Third Avenue
                           New York, N.Y.   10022-4873
                           (Tel. 212-207-1200)
                           (Fax 212-750-9022)


                  (2)      If to the Company:

                           BriteSmile, Inc.
                           John L. Reed, CEO
                           Paul A. Boyer, CFO
                           490 North Wiget Lane
                           Walnut Creek, CA 94598

                           With a copy to:

                           Jeffrey M. Jones, Esq.
                           Wayne D. Swan, Esq.
                           DURHAM, JONES & PINEGAR, P.C.
                           111 East Broadway, Suite 900
                           Salt Lake City, Utah 84111
                           Fax: (801) 415-3500

         All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

                  15.8 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                  15.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by Purchaser without the prior written consent of the Company; provided that Purchaser may assign its rights hereunder and in the Registration Rights Agreement relating to the Shares to one or more affiliates of Purchaser or to one or more charitable foundations in circumstances where such assignees assume all obligations of Purchaser thereunder and any such assignment does not violate the Securities Act of 1933, and provided further that Purchaser may sell or assign any or all of the Shares in accordance with this Agreement and such Registration Rights Agreement.

15.10 Survival of Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement, and the issuance by the Company of the Securities.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth below.

LCO INVESTMENTS LIMITED

BY:
     ---------------------------------------------------



TITLE:  _______________________

DATE: December 5, 2000

ACCEPTED AND AGREED:

BRITESMILE, INC.


BY:
    ------------------------------------------------
         John L. Reed, Chief Executive Officer

DATE:  December 5, 2000